SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K
                                 Current Report


                                 --------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 24, 2004


                                      T&G2
                                      ----
               (Exact name of Registrant as specified in charter)




    Nevada                     000-07693                        74-3035831
---------------             ----------------              ----------------------
(State or other             (Commission file                 (I.R.S. Employer
jurisdiction of                 number)                   Identification Number)
incorporation)



                           1 Anderson Road, Suite 105
                         Bernardsville, New Jersey 07924
                         -------------------------------
                    (Address of Principal Executive Offices)


                                 (908) 204-9911
                                 --------------
                     (Telephone Number, Including Area Code)



          (Former name or former address, if changes since last report)







                               -------------------

Item 2.  Acquisitions and Disposition of Assets.
         ---------------------------------------

     On or about March 29, 2004, T&G2, Inc., a Nevada corporation (the "Company") entered into an Acquisition Agreement with Holtermann & Team, GmbH, a German Company ("Holertmann"), to acquire, effective April 1, 2004, 100% of the assets and equity interests of Holtermann in exchange for 10,000,000 restricted shares of the Company's Class A Common Stock. Under the terms of the Acquisition Agreement, the Company is the successor in interest to a certain Loan Agreement under which Holtermann is to receive $950,000 by the end of 2004. Additional terms and conditions may be found in Exhibits 99.1 and 99.2 accompanying this report.


Item 5.  Other Events.
         -------------

     On or about March 24, 2004, the Company entered into an Investment Exchange Agreement (the "Agreement") with Cross Capital Fund, LLC ("Cross Capital"). The Agreement provides that Cross Capital will make an equity investment in the Company and the Company will receive from Cross Capital an Investor Membership Interest in an aggregate amount equal to $2,000,000.00, over the next twelve months. The first equity investment to be made by Cross Capital is expected to take place in the month of May 2004. In exchange for the Investor Membership Interest, the Company has issued 2,000,000 shares of the Company's Series B Convertible Preferred Stock, whose rights and preferences are as set forth in a Preferred Stock Rights and Privileges, attached as Exhibit A to the Agreement. Additional terms and conditions may be found in Exhibit 99.3 accompanying this report.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

          a.   Financial Statements of Businesses Acquired.

               Available through request of the Company

          b.   Pro Forma Financial Information.

               Not Applicable

          c.   Exhibits.

               99.1   Acquisition Agreement
               99.2   Loan Agreement
               99.3   Investment Exchange Agreement








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






                                   Signatures
                                   ----------

     Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 23, 2004                     T&G2, Inc.
                                           (Registrant)


                                           /s/ James M. Farinella
                                           ------------------------------------
                                           James M. Farinella/President and CEO

































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